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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 2005

                              CONCORD CAMERA CORP.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                           13-3152196
-----------------------------                       ---------------------------
(State or other jurisdiction                              (I.R.S. Employer
 of incorporation)                                     Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On June 16, 2005, Concord Camera Corp. (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm. The decision to dismiss E&Y was approved by the Audit Committee of the Board of Directors of the Company.

         The reports of E&Y on the financial statements of the Company for the fiscal years ended July 3, 2004 and June 28, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         During the fiscal years ended July 3, 2004 and June 28, 2003, and through June 16, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the financial statements of the Company for such periods.

         During the years ended July 3, 2004 and June 28, 2003, and through June 16, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in connection with the Company's audit for the fiscal year ended July 3, 2004 and the review of the Company's quarterly results for the first, second and third quarters of Fiscal 2005, the Company and E&Y identified several deficiencies, including deficiencies that rise to the level of material weaknesses, in the Company's internal control over financial reporting ("Internal Control"). A complete description of the material weaknesses in the Company's Internal Control and the Company's efforts to remediate them can be found under Item 9A, Controls and Procedures, of the Company's Annual Report on Form 10-K for the year ended July 3, 2004, and under
Item 4, Controls and Procedures, of the Company's Quarterly Reports on Form 10-Q for the first, second, and third quarters of Fiscal 2005. The material weaknesses identified relate to the following areas:

    o Planning and implementation of the Company's Enterprise Resource Planning System;

    o    Financial Statement closing process;

    o Ineffective Information Technology control environment, including the design of the Company's information security and data protection controls;

    o Untimely detection and assessment of impairment of long-lived assets where indicators of impairment are present;

    o Inadequate review of the valuation of certain inventory balances in its worldwide inventory that resulted in post-closing journal entries to write down certain inventory items to market value;

    o Foreign currency translation, including the ability of certain managers to record journal entries without adequate review or supporting documentation and an inability by management to adequately explain fluctuations in quarterly analyses;


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    o    Inadequate resources and senior management's involvement in the detailed compilation and preparation of the Company's financial reports and analysis, as a result of which senior management is unable to provide quality assurance in the financial statement review process; and

    o Lack of the necessary depth of personnel with sufficient technical accounting experience with U.S. GAAP to perform an adequate and effective secondary review of technical accounting matters.

     The Company has furnished a copy of the above disclosures to E&Y and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

     (b) On June 16, 2005, the Company engaged BDO Seidman, LLP ("BDO") as its new independent registered public accounting firm to audit the Company's financial statements for the year ending July 2, 2005. Prior to the engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO during the Company's two most recent fiscal years and through June 16, 2005, in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (B) any matter that was the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS.

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 20, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CONCORD CAMERA CORP.


Date:  June 20, 2004                         By:  /s/ Alan Schutzman
                                                --------------------------------
                                                 Alan Schutzman, Senior Vice
                                                 President, General Counsel and
                                                 Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 20, 2005.